[Exhibit 99.2]


January 21, 2002

American Patriot Funding, Inc.
3700 34th Street
Suite 130
Orlando, Florida 32805

To Whom It May Concern:

Please consider this letter as immediate notice to the Officers, Directors, Shareholders and interested parties of Referral Holdings Corporation, that John Joseph Morrello has been offered, has accepted and will assume the position(s) of Chief Executive Officer and President of American Patriot Funding, Inc., effective immediately as of the date of his signed acceptance letter.

Respectfully,



/s/ Roel Covarrubias
---------------------------------
CEO, President
American Patriot Funding, Inc.